LITIGATION	Sep. 30, 2025
December 31, 2024
LITIGATION

NOTE 10 – LITIGATION

In August 2017, the Company’s subsidiary, DTLA, entered into a Strategic Consulting Agreement (the “SCA”) with Los Angeles Farmers, Inc. (“LAFI”), formerly known as a medical marijuana growing and retail company. In October 2017, DTLA filed litigation in Los Angeles County Superior Court (Case No. BC681251) against LAFI and its principals, seeking to enforce its rights under the SCA. Following a confidential settlement with the principals in January 2020 and a judgment in favor of DTLA against LAFI in April 2021, a court-appointed receiver completed the sale of LAFI in April 2024.

As of June 20, 2025, the date of this report, there has been no material activity related to the matter for more than two years. The Company does not expect to recover any proceeds from the sale and is no longer pursuing any remedies. Accordingly, the matter is considered closed.

The Company has no active litigation as of December 31, 2024.